      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1998
                                                  REGISTRATION NO. 333-_______
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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   -------------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                   -------------

                                    RACOTEK, INC.
             ----------------------------------------------------------
               (Exact name of registrant as specified in its charter)

                                   -------------

            DELAWARE                                   41-1636021
     ------------------------              -----------------------------------
     (State of Incorporation)              (I.R.S. Employer Identification No.)


                                   -------------

                             7301 OHMS LANE, SUITE 200
                            MINNEAPOLIS, MINNESOTA 55439
                -----------------------------------------------------
                      (Address of principal executive offices)


                                   -------------


                             1993 EQUITY INCENTIVE PLAN
                -----------------------------------------------------
                             (Full title of the plans)

                                MICHAEL A. FABIASCHI
       PRESIDENT, CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER
                                   RACOTEK, INC.
                             7301 OHMS LANE, SUITE 200
                           MINNEAPOLIS, MINNESOTA  55439
                                   (612) 832-9800
 -----------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   -------------

                                     Copies to:

                             MICHAEL J. SULLIVAN, ESQ.
                                 COOLEY GODWARD LLP
                               FIVE PALO ALTO SQUARE
                            PALO ALTO, CALIFORNIA 94306
                                   (650) 843-5000

                                   -------------

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                           CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
                                                     Proposed Maximum         Proposed Maximum
Title of Securities            Amount to be         Offering Price Per       Aggregate Offering           Amount of
 to be Registered               Registered              Share (1)                 Price (1)           Registration Fee

Stock Options and
Common Stock (par
value $0.01)                    2,500,000                 $2.16                  $5,400,000.00            $1,636.37
-----------------------------------------------------------------------------------------------------------------------

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(1)  Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing sales price of Registrant's Common Stock on January 26, 1998 as reported on the Nasdaq National Market.

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

                 INCORPORATION BY REFERENCE OF CONTENTS OF
       REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-73456, 333-4182, 333-35595

     The contents of Registration Statements on Form S-8 Nos. 33-73456, 333-4182 and 333-35595, respectively, filed with the Securities and Exchange Commission on December 27, 1993, April 26, 1996 and September 15, 1997, respectively, are incorporated herein by reference.



                                      EXHIBITS
EXHIBIT
NUMBER

5         Opinion of Cooley Godward LLP.

23.1      Consent of Coopers & Lybrand L.L.P.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement.

24        Power of Attorney is contained on the signature page II-1.


                                         1.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on January 28, 1998.



                                       RACOTEK, INC.


                              By /s/ Michael A. Fabiaschi
                                 --------------------------------
                                 MICHAEL A. FABIASCHI
                                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                 ACTING CHIEF FINANCIAL OFFICER


                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael A. Fabiaschi, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                    TITLE                            DATE

/s/ Michael A. Fabiaschi     President, Chief Executive       January  28, 1998
--------------------------   Officer, Acting Chief Financial
    Michael A. Fabiaschi     Officer and Director
                             (Principal Executive Officer and
                             Principal Financial and Accounting
                             Officer)



/s/ Norman D. Smith          Executive Vice President, Chief  January 28, 1998
--------------------------   Operating Officer and Director
    Norman D. Smith


/s/ Joseph B. Costello       Director                         January  28, 1998
--------------------------
    Joseph B. Costello

/s/ Dixon R. Doll            Director                         January 28, 1998
--------------------------
     Dixon R. Doll

 /s/ James L. Osborn         Director                         January 28, 1998
--------------------------
     James L. Osborn

                                   EXHIBIT INDEX

     EXHIBIT
     NUMBER              DESCRIPTION

       5      Opinion of Cooley Godward LLP.

      23.1    Consent of Coopers & Lybrand L.L.P.

      23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement.

      24      Power of Attorney is contained on the signature page II-1.